UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

December 2, 2011
Date of Report (date of Earliest Event Reported)

VELATEL GLOBAL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-52095	98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive, Suite 155, San Diego, CA 92130
 (Address of principal executive offices and zip code)

(760) 230-8986
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into Material Definitive Agreement

On December 2, 2011, VelaTel Global Communications, Inc., a Nevada corporation and the registrant responsible for the filing of this Form 8-K (“Company”), entered into an addendum (“Addendum”) to a previous Subscription and Shareholder Agreement (“Agreement”) dated November 11, 2010 between the Company and Azur Capital (NBD) SBN BHD (“Azur”).  The material terms of the Addendum are as follows (capitalized terms are as defined in the Agreement):

1. The Company shall issue Azur 15,000,000 shares of its Series A common stock (“Shares”).

2. Azur shall secure an opinion letter from its attorneys regarding the irrevocable right of YYNT to use and commercialize (subject to affiliation with a relevant license holder) the Backbone Fiber and the legality and irrevocable nature of the contract between Enbishi and YYNT, in addition to allowing those rights to be unreservedly assigned to JV.  Azur shall make every effort to assist the Company and ZTE in complying with the financing requirements for the Equipment Contract.

3. Azur shall complete the formation and registration of WFOE, with the assistance of the Company’s counsel, but shall allow the Company to open all bank accounts for WFOE, HK Co. and NewCo on behalf of the Parties and subject to the joint signature requirements set forth in the Agreement.

4. Azur shall cooperate in the use of the YYNT Network by the Company’s customers/partners Aerostrong Company Limited (“Aerostrong”) and/or New Generation Special Network Communication Technology Co., Ltd. (“NGSN”), including the potential need to adjust equity percentages of the Parties pursuant to the Agreement and/or equity percentages of the Parties and YYNT under the JV Agreement between them to reflect the use needs and ability of Aerostrong and/or NGSN to commercialize the Backbone Fiber.

A fully executed copy of the Addendum is attached hereto and incorporated by this reference as Exhibit 10.1 to this Form 8-K.

Item 3.02     Unregistered Sale of Equity Securities

On December 2, 2011, pursuant to the terms of the Addendum described in Item 1.01 above, the Company sold and issued the Shares to Azur.

The Company received no cash specifically attributable to the sale and issuance of the Shares.  The aggregate amount of consideration the Company received for the Shares is performance by Azur of the actions described in Paragraphs 2-4 of the Addendum, as summarized in Item 1.01 above.

Item 9.01     Exhibits

10.1	Addendum to Subscription and Shareholder Agreement between VelaTel Global Communications, Inc. and Azur Capital (NBD) SBN BHD.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      December 9, 2011

VelaTel Global Communications, Inc.,

By: /s/ George Alvarez
Name: George Alvarez
Title: Chief Executive Officer